UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) DECEMBER 15, 2005

CADMUS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-12954	54-1274108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 BAYBERRY COURT, SUITE 200 RICHMOND, VIRGINIA	23226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 287-5680

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 15, 2005, based upon the determination and approval of its Audit Committee, Cadmus Communications Corporation (“Cadmus”) terminated its engagement of Ernst & Young LLP (“E&Y”) as Cadmus’ independent registered public accounting firm primarily for cost-related concerns. Additionally, on December 21, 2005, Cadmus engaged BDO Seidman LLP (“BDO”) as its independent registered public accounting firm for the fiscal year ending June 30, 2006.

E&Y’s audit reports on Cadmus’ consolidated financial statements for each of the two fiscal years ended June 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during Cadmus’ two fiscal years ended June 30, 2005, and from June 30, 2005 through December 15, 2005: (i) there was no disagreement between Cadmus and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports on Cadmus’ consolidated financial statements for such fiscal years and (ii) there have been no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Cadmus provided E&Y with a copy of the foregoing disclosure on December 19, 2005 and requested that E&Y furnish Cadmus with a letter addressed to the Commission stating whether or not E&Y agreed with the statements made by Cadmus set forth above. A copy of E&Y’s response is attached hereto as Exhibit 16.

During Cadmus’ two fiscal years ended June 30, 2005, and during the subsequent interim period through December 21, 2005, Cadmus has not consulted with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cadmus’ consolidated financial statements.

Item 8.01 Other Events.

In light of Cadmus’ change in auditors, in order to allow Cadmus adequate time to prepare its second quarter FY2006 earnings release, Cadmus is delaying the release of its second quarter earnings announcement and related conference call by one week to February 2, 2006.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit 16	Letter from Ernst & Young LLP to the Commission dated December 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2005	Cadmus Communications Corporation

	By:	/s/ Bruce V. Thomas
Bruce V. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 16:	Letter from Ernst & Young LLP to the Commission dated December 20, 2005.